Exhibit 10.27

Confidential information redacted and filed separately with the Commission.

Omitted portions indicated by [***]

Agreement dated as of January 2, 2009 by and between Annie’s, Inc. (“CUSTOMER”) and Distribution 2000, Inc. ("D2000" and together with CUSTOMER, the “PARTIES”).

WAREHOUSING OF GOODS

TERM. The term of this Agreement shall commence April 1, 2009, and shall continue thereafter in full force and effect for a period of 3 years. This Agreement shall thereafter renew automatically each year for a period of one (1) year unless either Party provides written notice of non-renewal to the other party at least ninety (90) days prior to the expiration of the then-current term. CUSTOMER shall have the right to require D2000 to continue to receive, store and ship CUSTOMER’S goods for 90 days following the expiration date on the same terms as in effect prior to expiration.

SERVICES TO BE PERFORMED. D2000 shall receive, store and ship CUSTOMER’S goods at and from the FACILITIES. The specific services that D2000 shall provide CUSTOMER, during the term of the Agreement, are set forth on Appendix A.

CUSTOMER REPRESENTATIONS AND WARRANTIES. CUSTOMER represents and warrants that CUSTOMER is lawfully possessed of the goods and has the right to and authority to store them with D2000. CUSTOMER represents and warrants to D2000 that there are no known potential health, safety and/or environmental hazards associated with the storage and handling of such goods. If, as a result of a quality or condition of the goods of which D2000 had no notice at the time of deposit, the goods are a hazard to other property or to the warehouse or to persons, D2000 shall immediately notify CUSTOMER and CUSTOMER shall promptly remove the goods from the warehouse. Pending such disposition, the D2000 may remove the goods from the warehouse and shall incur no liability by reason of such removal.

RATES AND CHARGES. [***].

QUARTERLY AND ANNUAL RECONCILIATION OF RATES TO ACTUAL COSTS. Within 30 days of quarter and year end, the Parties shall review and reconcile the actual costs for services performed on behalf of the CUSTOMER to the rates for such services that were charged as set forth in Appendix A. Parties agree to reconcile and compensate for all additional costs/charges which have been incurred because of such variation(s).

RATE DEFINITIONS.

DIRECT LABOR RATES. Ordinary labor costs for receiving CUSTOMER’S goods at the warehouse door, placing goods in storage, picking orders, returning goods to the warehouse door and loading trucks. Rates will be set annually and unless otherwise agreed, labor will be subject to a charge at the rates set forth in Appendix A and based upon mutually agreed productivity and performance targets as defined in Appendix B. During the first quarterly review after the effective date of this agreement, parties will review the productivity targets and rates set forth in Appendix A & B and with the mutual agreement of both parties adjust these targets and rates without causing a reconciliation payment to either party.

D2000’s performance against these costs/targets will be reviewed quarterly as part of the QUARTERLY RECONCILIATION. If D2000’S performance does not meet these targets, D2000 will reimburse CUSTOMER for any additional DIRECT LABOR costs incurred/charged during the quarter. If D2000 exceeds these targets, D2000 and the CUSTOMER will share equally any benefit. Any significant changes in the CUSTOMER’S business that affect these targets or D2000’s performance during the quarter will be taken into consideration in the QUARTERLY RECONCILIATION and could result in a restatement of these targets earlier than the annual review.

FACILITY FIXED CHARGE. Monthly cost of Rent, Property Taxes, CAM and Insurance on the FACILITIES set forth in Appendix A shall be allocated evenly over the number of pallet spaces available in the FACILITIES and defined in Appendix A and multiplied by the minimum pallet commitment set forth on Appendix A. If on the 15th of the month, CUSTOMER is using more pallet spaces than the Minimum Pallet Commitment, these additional pallets will be billed at the FACILITY

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FIXED CHARGE rate. If the CUSTOMER is using less than the Minimum Pallet Commitment the CUSTOMER will be billed as set forth on Appendix A.

OTHER FIXED CHARGES. Monthly cost of warehouse capital amortization, material handling equipment leases, warehouse management compensation, CUSTOMER service compensation (excluding the CUSTOMER Service Manager as detailed below) and other warehouse operations expenses as set forth in Appendix A. These costs will be allocated and billed proportionately based upon the number of CUSTOMER orders shipped during the month versus the total number of orders shipped from the FACILITIES.

CUSTOMER SERVICE MANAGER COMPENSATION. CUSTOMER may require D2000 to employ a Customer Service Manager (CSM) to oversee the Customer Service Department at D2000 and take responsibility for the Order Entry and Customer Service Management functions currently handled by CUSTOMER. D2000 will provide, at no additional charge, adequate office space, supplies and Internet access to perform these functions. Compensation for the CSM, as defined in Appendix A, will be paid monthly by[***]         If the percent of CUSTOMER’S business (defined as CUSTOMER orders shipped during the quarter to total orders shipped), falls below [***] percent         ([***] %) then the compensation rate will no longer be the sole responsibility of the CUSTOMER but will be prorated based on [***].

EXTRA SERVICES. Charges for services other than ordinary handling (i.e., operating during other than usual business hours) incurred at the special request of the CUSTOMER (“Extra Services”) MUST be approved in writing by the CUSTOMER prior to the service being performed and will be billed at the rates set forth in Appendix A.

SUPPLIES. Any items purchased by D2000 to perform CUSTOMER’S business including but not limited to, Pallets, Shrink Wrap, Tape, Banding, etc will be invoiced to CUSTOMER at cost plus a[***]% handling fee. CUSTOMER has the option to purchase and/or pay supplier directly to avoid paying D2000 the handling fee.

PALLET COMMITMENT. For the term of the contract, CUSTOMER will commit to a monthly pallet minimum of [***].

ROLLING PALLET FORECAST. Quarterly, CUSTOMER will provide D2000 with a rolling pallet forecast [***]

                             . D2000 guarantees that they will make available to the CUSTOMER the greater of [***]     pallets or [***]% of the forecast (MAX PALLET LEVEL). If D2000 does not have enough available spaces, D2000 must find comparable storage and must compensate CUSTOMER for any additional costs incurred by the CUSTOMER to store these pallets outside of the FACILITY. If CUSTOMER’S pallet requirements exceed the MAX PALLET LEVEL, D2000 will provide CUSTOMER access to any available open pallet spaces but is not obligated under this Agreement to guarantee storage for these pallets if open spaces are not available in the FACILITY.

GAIN SHARING BONUS. Annually, Parties will mutually develop Supply Chain/Operational Improvement and Cost Savings projects for the upcoming fiscal year. These projects, detailed on Appendix C, will be jointly supervised by the Parties and led by the Operations Manager at D2000. The GAIN SHARING PROJECTS contain measureable savings and/or productivity targets agreed to by Parties for D2000 to achieve and to be eligible for the GAIN SHARING BONUS. The GAIN SHARING BONUS allocates any measureable savings [***]                         once the projects targets are met. D2000 will submit monthly status reports and project milestones will be reviewed as part of the QUARTERLY RECONCILIATION. CUSTOMER has the right at its sole discretion and expense, to utilize its employees or outside consultants to aid D2000 in achieving these targets. Any costs for this assistance shall be deducted from any savings prior to the GAIN SHARING BONUS calculation. If CUSTOMER feels that measureable progress is not being made by D2000 toward meeting the GAIN SHARING PROJECTS targets, CUSTOMER may upon giving[***]        ) days’ written notice identifying specifically the basis for such notice, terminate this BONUS and immediately change the CSM compensation charge to a prorated basis as defined above.

CHANGES IN STANDARD OPERATING PROCEDURES. D2000 shall provide at least [***] days prior written notice to the Director of Customer Service and Logistics of its intent to modify a Standard Operating Procedure impacting cost or productivity prior to implementing any changes. CUSTOMER may object to any such proposed modification by delivering written notice of such objection within [***] days of receipt of notice of the proposed modification. If CUSTOMER does not object to such proposed modification as provided herein, CUSTOMER will be deemed to have consented to such modification

FACILITIES. D2000 shall receive, store and ship CUSTOMER’S goods at its FACILITIES as set forth on Appendix B; or at such other FACILITIES as CUSTOMER and D2000 shall mutually agree. D2000 represents and warrants that D2000 shall for the term of this Agreement solely operate the FACILITIES and all equipment located in the FACILITIES. D2000 agrees to provide CUSTOMER with

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[***] days’ prior written notice of any change in the FACILITIES used to receive, store and ship CUSTOMER’S goods, during which [***] -day period CUSTOMER shall have the right to audit the FACILITIES and to either affirm or rescind this Agreement.

DELIVERY AND RELEASE OF GOODS. CUSTOMER shall deliver the goods to the FACILITIES, properly marked and packaged for handling. At or prior to delivery of the goods, CUSTOMER shall furnish a manifest showing the goods to be tendered for storage, with any instructions concerning storage, services, accounting, segregation or any other requirements relating to the goods. CUSTOMER shall provide D2000 with written instructions concerning the release or other disposition of goods.

LIABILITY. D2000 shall be liable for loss of or injury to the goods while under its care, custody and control when caused by its failure to exercise such care in regard to them as a reasonably careful man would exercise under like circumstances. Merchandise shortages shall be less than [***] % of the cost of merchandise received by the D2000. D2000 shall be liable for any merchandise shortage in excess of [***] % of the cost of merchandise received, such shortage determined by periodic physical inventory(s) and cycle counts. Liability will be limited to the lesser of the[***].

LIABILITY FOR MISSHIPMENT. D2000 shall be liable for reasonable transportation charges incurred to return misshipped goods to the warehouse.

NOTICE OF CLAIMS. (a) Claims by the CUSTOMER and all other persons must be presented in writing to the D2000 within a reasonable time, and in no event longer than either [***] days after delivery of the goods by the D2000 or [***] days after the CUSTOMER of record or the last known holder of a negotiable warehouse receipt is notified by the D2000 that loss, damage and/or destruction to part or all of the goods has occurred, whichever time is shorter.

(b) No action may be maintained by the CUSTOMER or others against D2000 for loss or injury to the goods stored unless timely written claim has been given as provided in paragraph (a) of this section and unless such action is commenced either within [***]     months after date of delivery by D2000 or within [***]     months after CUSTOMER of record or the last known holder of a negotiable warehouse receipt is notified that loss, damage and/or destruction to part of all of the goods has occurred, whichever time is shorter.

(c) When goods have not been delivered, notice may be given of known loss, damage and/or destruction to the goods by any commercially reasonable means of communications to the CUSTOMER of record or to the last known holder of a negotiable warehouse receipt. If notice is given by D2000 time limitation for presentation of claim in writing and maintaining of action after notice begins on the date of mailing of such notice by D2000.

INSURANCE. D2000 shall maintain commercial general liability insurance, with limits of not less than $[***]         combined single limit, $[***]         aggregate, for bodily injury or death to any person or persons and loss or damage to any property. Such insurance shall be written by an insurance carrier rated “A” or better by Best’s Guide Insurance Rating. D2000 shall furnish CUSTOMER with a certificate of insurance evidencing the above coverage and evidencing CUSTOMER, its agents and employees as additional insured.

BILLING AND PAYMENT. D2000 shall bill CUSTOMER at the end of each month for all charges due and owed under this Agreement for the prior month. Claims for loss or damage to goods shall not be deducted from invoices, but shall be handled separately.

PAYMENT TERMS. Unless otherwise agreed upon in writing, terms shall be[***]%,[***] days, net[***] days after receipt of invoice.

INDEPENDENT OPERATOR. D2000 shall act as an independent owner/operator under this Agreement. It shall perform its obligations under this Agreement using its own employees or agents. It shall decide on the manner and means of accomplishing those obligations and shall direct, control and supervise its employees. It shall comply with all payroll tax, withholding, social security, unemployment and related employer obligations. D2000 shall not hold itself out as an agent of CUSTOMER, and D2000 shall have no authority to act on behalf of CUSTOMER except to the extent necessary to accomplish its obligations under this Agreement.

TITLE. D2000 shall not permit any lien or other encumbrance to be placed against the goods while they are in D2000’s possession. Title to the goods shall remain with CUSTOMER. On goods in D2000’S possession it shall have a general D2000’s lien for any unpaid charges, which lien is released by delivering the goods and/or payment of the charges.

FORCE MAJEURE. Neither party shall be liable to the other for failure to perform its obligations under this Agreement if prevented

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from doing so because of an act of God, strikes, fire, flood, war, civil disturbance, and interference by civil or military authority or other causes beyond the reasonable control of the party. Upon the occurrence of such an event the party seeking to rely on this provision shall promptly give written notice to the other party of the nature and consequences of the cause. If the cause is one which nevertheless requires D2000 to continue to protect the goods the CUSTOMER agrees to pay the storage or similar charges associated with the D2000’S obligation during the continuance of the force majeure.

INDEMNIFICATION. D2000 shall indemnify, defend, and hold harmless CUSTOMER, along with its employees, dealers, distributors, affiliates, and other agents (collectively, the "Indemnities") from and against any claim asserted by any third party arising out of any negligent action or omission by D2000 in connection with this Agreement.

INVENTORIES. One annual physical inventory of all CUSTOMERS goods shall be conducted by D2000 utilizing a blind double count methodology and at a date agreed upon by the parties. The cost of this physical inventory is considered part of the[***]

                                                                                                                                   . A full written report of the inventory shall be promptly given to CUSTOMER. D2000 will take such additional physical inventories as requested by CUSTOMER, at CUSTOMER’S expense and billed at the hourly SPECIAL SERVICES rate. Representatives of CUSTOMER may be present during any inventory count or inspection.

AUDIT OF RECORDS. D2000 shall keep and maintain for a period of[***]         years after the expiration or termination of this Agreement, supporting data as CUSTOMER may reasonably require for it to verify disposition of inventory and the computation of all amounts invoiced. CUSTOMER has the right during business hours and upon reasonable notice, to inspect the goods and to examine D2000’s books, records and accounts pertaining to operations under this Agreement.

ASSIGNMENT. This Agreement shall be binding upon and be for the benefit of the Parties and their legal representatives, successors, and assigns. Neither party may assign this Agreement without the prior written consent of the other; provided, that notwithstanding the foregoing, either Party may assign this Agreement without such consent to the purchaser of all or substantially all of such Party’s business and assets, and may otherwise assign this Agreement by operation of law to any successor of such Party due to merger or reorganization.

TERMINATION. D2000 may terminate this Agreement after 12 months from its commencement and upon one hundred eighty (180) days’ written notice. D2000 has the option of relocating CUSTOMER or reimbursing CUSTOMER for all relocation costs to move its inventory to another warehouse within the Chicago Metro Area. These relocation costs shall include but not be limited to freight and handling costs. CUSTOMER will provide D2000 a detail of these costs within thirty (30) days after completion of the move. The relocation costs are not to exceed twelve (12) months fixed cost charge discounted at CUSTOMER’S cost of capital as set forth on Appendix A

CUSTOMER may terminate this Agreement after twelve (12) months from its commencement and upon one hundred eighty (180) days’ written notice. CUSTOMER will pay D2000 within thirty (30) days of the Agreement’s termination, the lesser of twelve (12) months of the FACILITY FIXED CHARGE times the PALLET COMMITMENT discounted at the prime rate, as reported by the Wall Street Journal’s bank survey on the date of notification plus 2% (Cost of Capital) or the FACILITY FIXED CHARGE for the remaining months of the term times the PALLET COMMITMENT of the Agreement discounted at the cost of capital defined above.

TERMINATION FOR BREACH. D2000 may terminate this Agreement, without any termination fee to CUSTOMER, upon ninety (90) days’ written notice if CUSTOMER (i) fails to make any payment due under this Agreement and such nonpayment continues 30 days after written notice from D2000 or (ii) fails to perform any other obligation under this Agreement and such failure continues thirty (30) days after written notice from D2000.

CUSTOMER may terminate this Agreement, without any termination fee to D2000, upon giving thirty (30) days’ written notice identifying specifically the basis for such notice for breach of a material term or condition of this Agreement, provided that D2000 shall not have cured such breach within the thirty (30) day period; and provided further that a termination for contamination, infestation or adulteration of goods shall be immediate (i.e., without cure period), if such contamination, infestation or adulteration occurred as a result of D2000’s failure to store and maintain CUSTOMERS goods in accordance with prevailing industry standards and practices.

TERMINATION FOR INSOLVENCY. Either Party hereto may terminate this Agreement effective immediately upon written notice to the other party if the other party or payment of a termination fee: (i) files a voluntary petition in bankruptcy or has an involuntary bankruptcy petition filed against it, which is not dismissed within ninety (90) days after its institution, (ii) is adjudged as bankrupt, (iii) becomes insolvent, (iv) has a receiver, trustee, conservator or liquidator appointed for all or a substantial part of its assets, (v)

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ceases to do business, (vi) commences any dissolution, liquidation or winding up, or (vii) makes an assignment of its assets for the benefit of its creditors.

NOTICES. All notices shall be made in writing and may be given by personal delivery, via overnight courier requiring a signature for delivery, or by certified or registered mail, return receipt requested. Notices sent by mail should be addressed as follows:

CUSTOMER:	Annie’s, Inc.
564 Gateway Drive
Napa, CA 94558
Attn: Steven Jackson, COO
With copy to: Larry Waldman, VP Operations

D2000:	Distribution 2000, Inc.
505 Crossroads Parkway, Suite A
Bolingbrook, IL 60440
Attn: Marc A Risser, President

AMENDMENTS. No modification or amendment of this Agreement shall be effective unless in writing and executed by the signatories or officers of the Parties.

GOVERING LAW AND VENUE. This Agreement shall be governed by, and any dispute arising hereunder shall be determined in accordance with, the laws of State of California, without giving effect to conflict of laws principles. The Parties hereto irrevocably submit to the jurisdiction and venue of the state and federal courts sitting in San Francisco, California.

PARTIAL INVALIDITY. If any provision hereof is found invalid or unenforceable pursuant to a final judicial decree or decision, the remainder of this Agreement will remain valid and enforceable according to these terms.

WAIVER. The failure of either Party to assert any of its rights under this Agreement shall not be deemed to constitute a waiver of that Party’s right thereafter to enforce each and every provision of this Agreement in accordance with its terms

CUSTOMER:

ANNIE’S, INC.		Distribution 2000, Inc.

By:	/s/ Steven A. Jackson	By:	/s/ Marc A. Risser
	Steven A. Jackson	Print Name: Marc A. Risser
	Chief Operating Officer	Print Title: President

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Confidential Treatment Requested

Appendix A

Rate of Storage, Handling and Extra Services Charge

Description	Unit of Measure		Calculation/Explanation	Rate
In Charge	[***]	[***]		$[***]

Out Charge	[***]	[***]		$[***]

Partial Pallet Picking	[***]	[***]		$[***]
[***]

UCC 128 Case Labeling	[***]	[***]		$[***]

Facility Fixed Charge	[***]	[***]		$[***]

Other Fixed Charge	[***]	[***]

Customer Service Manager	[***]

Supplies	[***]

Additional Labor	[***]

Reports	[***]

Annual Physical Inventory	[***]

Description	Costs Included		Annual Costs
Facility Fixed Charge	[***]		$[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]
	Total		$[***]
	Per Pallet		$[***]

Other Fixed Charge	[***]		$[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]

	Total		$[***]

UPCHARGE RATE

Annie’s Percent of D2000 Gross Billings
Twelve Month Rolling Gross Billings	65% or Greater	50-65%	Under 50%
Up to $1.5 MM	[***]%	[***]%	[***]%
$1.5 MM to $2.0 MM	[***]%	[***]%	[***]%
Greater than $2.0 MM	[***]%	[***]%	[***]%

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Appendix B

FACILITIES	PALLETS

505 Crossroads Parkway	[***]

Bolingbrook, IL

PERFORMANCE AND PRODUCTIVITY TARGETS

Task	Target

Partial Pallet Picking	[***] cs/hr

Case Labeling	[***] cs/hr

Receiving	[***] Pallets/hr

Loading/Shipping	[***] Pallets/hr

Pallets Handled (Raymonds)	[***] Pallets/hr

Labor Rates	Fully Loaded Rate	Overtime Rate

Receiving	$ [***]	$ [***]

Shipping/Loading	$ [***]	$ [***]

Picking/Labeling	$ [***]	$ [***]

Raymond Operator	$ [***]	$ [***]

General Labor	$ [***]	$ [***]

QUARTERLY PALLET FORECAST

Quarter		Minimum Pallet Commitment		Quarterly Pallet Forecast		Max Pallet Level

1st Quarter Year 1	[***]	Pallets	[***]	Pallets	[***]	Pallets

2nd Quarter	[***]		[***]		[***]

3rd Quarter	[***]		[***]		[***]

4th Quarter	[***]		[***]		[***]

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Appendix C	Gain Sharing Projects

Project Description	Target Savings

Target retail compliance	$ [***] Annually

Order allocation, wave management and pick capabilities integration	TBD

Inbound co-packer pre-receipt program (warehouse stock transfer EDI 943)	TBD

I/B & O/B scheduler with capacity and Workforce resource planning	TBD

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Confidential information redacted and filed separately with the Commission.

Omitted portions indicated by [***]

Amendment to Warehousing of Goods Agreement

This Amendment (the “Amendment”) is made and entered into as of January 23, 2009 by and between Annie’s, Inc. (the “CUSTOMER”), and Distribution 2000, Inc. (“D2000”) (collectively the “PARTIES”) and amends, as set forth below, that certain Warehousing of Goods Agreement by and between the CUSTOMER and D2000 dated January 2, 2009 (the “Agreement”).

All capitalized terms used, but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, the CUSTOMER and D2000 desire to amend the Agreement as provided herein;

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, and for such other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the PARTIES hereto agree as follows:

1.      The third and fourth sentences in the Provision in the Agreement entitled “CUSTOMER SERVICE MANAGER COMPENSATION” are hereby replaced with the following amended language as set forth below. This amended language supersedes any contradictory language in the Agreement.

Compensation for the CSM, as defined in Appendix A, will be paid monthly by             [***]

.If the percent of CUSTOMER’S business (defined as CUSTOMER orders shipped during the quarter to total orders shipped), falls below             [***].

2.      The Provision in the Agreement entitled “INDEPENDENT OPERATOR” is hereby amended by adding the following paragraph. This amended language supersedes any contradictory language in the Agreement.

D2000 and CUSTOMER further agree that nothing in this Agreement nor the services rendered hereunder is meant, or shall be construed in any way or manner, to create between the PARTIES a relationship of joint employer, employer and employee, principal and agent, partners or any other relationship (collectively “Excluded Relationships”) other than that of independent entities contracting with each other solely for the purposes of carrying out the requirements of this Agreement. D2000 further agrees that if the CUSTOMER becomes liable or obligated to pay any awards, damages, fines, fees, penalties or other similar costs under any Excluded Relationship theory, D2000 shall indemnify and hold the CUSTOMER harmless for any such liability.

The CUSTOMER and D2000 acknowledge, agree and confirm that the Agreement shall remain in full force in effect in accordance with its terms, except as specifically modified herein.

* * * Remainder of Page Intentionally Blank * * *

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal as of the date first above written.

CUSTOMER:

ANNIE’S, INC.		Distribution 2000, Inc.

By:	/s/ Steven A. Jackson	By:	/s/ Marc A. Risser
	Steven A. Jackson	Print Name: Marc A. Risser
	Chief Operating Officer	Print Title: President

Confidential Treatment Requested

Confidential information redacted and filed separately with the Commission.

Omitted portions indicated by [***]

Amendment to Warehousing of Goods Agreement

This Amendment (the “Amendment”) is made and entered into as of July 1, 2009 by and between Annie’s, Inc. (the "CUSTOMER"), and Distribution 2000, Inc. (“D2000”) (collectively the “PARTIES”) and amends, as set forth below, that certain Warehousing of Goods Agreement by and between the CUSTOMER and D2000 dated January 2, 2009, as amended as of January 23, 2009 (the “Agreement”).

All capitalized terms used, but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, the CUSTOMER and D2000 desire to amend the Agreement as provided herein;

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, and for such other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the PARTIES hereto agree as follows:

1.	In the “RATE DEFINITIONS” section:

a. under “OTHER FIXED CHARGES,” the second sentence is hereby deleted in its entirety and the following inserted in place thereof:

“These costs will be allocated and billed as set forth on Appendix A.”

b. under “CUSTOMER SERVICE MANAGER COMPENSATION,” the parenthetical in the fourth sentence is hereby deleted in its entirety and the following inserted in place thereof:

“(defined as Net Percent Allocation of Other Fixed Charges to Customer)”

2.	Appendix A is hereby deleted in its entirety and the attached new Appendix A is inserted in place thereof.

3.	Appendix B is hereby deleted in its entirety and the attached new Appendix B is inserted in place thereof.

The CUSTOMER and D2000 acknowledge, agree and confirm that the Agreement shall remain in full force in effect in accordance with its terms, except as specifically modified herein.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal as of the date first above written.

CUSTOMER:

ANNIE’S, INC.		Distribution 2000, Inc.

By:	/s/ Steven A. Jackson	By:	/s/ Marc A. Risser
	Steven A. Jackson	Print Name: Marc A. Risser
	Chief Operating Officer	Print Title: President

Confidential Treatment Requested

Appendix A

Rate of Storage, Handling and Extra Services Charge

Description	Unit of Measure	Calculation/Explanation		Rate

In Charge	[***]	[***]		$ [***]

Out Charge	[***]	[***]		$ [***]

Partial Pallet Picking	[***]	[***]		$ [***]

Full Pallet Case Labeling	[***]	[***]		$ [***]

Facility Fixed Charge	[***]	[***]		$ [***]

Other Fixed Charge	[***]	[***]

Customer Service Manager	[***]

Supplies	[***]

Additional Labor	[***]

Reports	[***]

Annual Physical Inventory	[***]

Description	Costs Included	Annual Costs
Facility Fixed Charge	[***]		$ [***]
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]
	Total		$ [***]
	Per Pallet		$ [***]

Other Fixed Charge		Old Rate	New Rate	Allocation Method

	Material Handling Eq.	$ [***]	$ [***]	[***]
Exp
	Warehouse Mgr Salary	[***]	[***]	[***]
	Warehouse Supr Salary	[***]	[***]	[***]
[***]
	Customer Service Staff	[***]	[***]	[***]
	Order Checker	[***]	[***]	[***]
	Receiver	[***]	[***]	[***]
	Cycle Counter	[***]	[***]	[***]
[***]
	Shipping Clerk		[***]	[***]
	Utilities	[***]	[***]	[***]
[***]
	Misc. Maintenance Exp	[***]	[***]	[***]
[***]
	WMS Lic Costs/IT Exp	[***]	[***]	[***]
	Health Benefits – In/Out		[***]	[***]

Confidential Information Redacted	Confidential Treatment Requested

Appendix A

Health Benefits – Picking		[***]	[***]
Health Benefits –		[***]	[***]
Raymond			[***]
Total	$ [***]	$ [***]

UPCHARGE RATE

Annie’s Percent of D2000 Billings Excluding CSM and Supplies
Twelve Month Rolling Gross Billings	65% or Greater	50-65%	Under 50%
Up to $1.5 MM	[***]%	[***]%	[***]%
$1.5 MM to $2.0 MM	[***]%	[***]%	[***]%
Greater than $2.0 MM	[***]%	[***]%	[***]%

Confidential Information Redacted	Confidential Treatment Requested

Appendix B

FACILITIES	PALLETS

505 Crossroads Parkway	[***]

Bolingbrook, IL

PERFORMANCE AND PRODUCTIVITY TARGETS

Task	Old Target	New Target

Partial Pallet Picking	[***] cs/hr	[***] cs/hr

Full Pallet Case Labeling	[***] cs/hr	[***] cs/hr

Receiving	[***] Pallets/hr	[***]

Loading/Shipping	[***] Pallets/hr	[***]

Rec/Load/Ship		[***] Pallets/Hr

Pallets Handled (Raymond)	[***] Pallets/hr	[***] Pallets/hr

Labor Rates	Old Rate	New Rate

Receiving	$ [***]	[***]

Shipping/Loading	$ [***]	[***]

Rec/Ship/Load		$ [***]

Picking/Labeling	$ [***]	$ [***]

Raymond Operator	$ [***]	$ [***]

General Labor	$ [***]	$ [***]

Overtime Rate is equal to [***]% of Regular Hourly Rates as set forth above. All scheduled OT MUST be approved in advance by Customer.

Confidential Information Redacted	Confidential Treatment Requested

Appendix B

QUARTERLY PALLET FORECAST

Quarter		Minimum Pallet Commitment		Quarterly Pallet Forecast		Max Pallet Level

1st Quarter Year 1	[***]	Pallets	[***]	Pallets	[***]	Pallets

2nd Quarter	[***]		[***]		[***]

3rd Quarter	[***]		[***]		[***]

4th Quarter	[***]		[***]		[***]

Confidential Information Redacted	Confidential Treatment Requested

Confidential information redacted and filed separately with the Commission.

Omitted portions indicated by [***]

Amendment to Warehousing of Goods Agreement

This Amendment (the “Amendment”) is made and entered into as of April 1, 2010 by and between Annie’s, Inc. (the “CUSTOMER”), and Distribution 2000, Inc. (“D2000”) (collectively the “PARTIES”) and amends, as set forth below, that certain Warehousing of Goods Agreement by and between the CUSTOMER and D2000 dated January 2, 2009, as amended as of January 23, 2009 (the “Agreement”).

All capitalized terms used, but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, the CUSTOMER and D2000 desire to amend the Agreement as provided herein;

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, and for such other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the PARTIES hereto agree as follows:

1.       Appendix A is hereby deleted in its entirety and the attached new Appendix A is inserted in place thereof.

2.       Appendix B is hereby deleted in its entirety and the attached new Appendix B is inserted in place thereof.

The CUSTOMER and D2000 acknowledge, agree and confirm that the Agreement shall remain in full force in effect in accordance with its terms, except as specifically modified herein.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal as of the date first above written. CUSTOMER:

ANNIE’S, INC.		Distribution 2000, Inc.

By:	/s/ Steven A. Jackson	By:	/s/ Marc A. Risser
	Steven A. Jackson	Print Name:	Marc A. Risser
	Chief Operating Officer	Print Title:	President

Confidential Treatment Requested

Appendix A

Rate of Storage, Handling and Extra Services Charge

Description	Unit of Measure	Calculation/Explanation	Rate

in Charge	[***]	[***]	$[***]

Out Charge	[***]	[***]	$[***]

Partial Pallet Picking	[***]	[***]	$[***]
Full Pallet Case Label	[***]	[***]	$[***]
Facility Fixed Charge	[***]	[***]	$[***]
Other Fixed Charge	[***]	[***]
Customer Service Manager	[***]
Supplies	[***]
Additional Labor	[***]
Reports	[***]
Annual Physical inventory	[***]

Description	Costs Included	Annual Costs

Facility Fixed Charge	[***]	$ [***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	Total	$ [***]
	Per Pallet	$ [***]

Other Fixed Charge	Year 1 Rate	Year 2 Rate	Allocation Method
Material Handling Eq. Exp	$ [***]	$ [***]	[***]
Warehouse Mgr Salary	[***]	[***]	[***]
Warehouse Supr Salary	[***]	[***]	[***]
Customer Service Staff	[***]	[***]	[***]
Order Checker	[***]	[***]	[***]
Receiver	[***]	[***]	[***]
Cycle Counter (Incl Raymond Time)	[***]	[***]	[***]
Shipping Clerk	[***]	[***]	[***]
Utilities	[***]	[***]	[***]
Misc. Maintenance Exp	[***]	[***]	[***]
WMS Lic Costs/IT Exp	[***]	[***]	[***]
Health Benefits – in/Out	[***]	[***]	[***]
Health Benefits – Picking	[***]	[***]	[***]
Health Benefits – Raymond	[***]	[***]	[***]
Health Benefits – Other Fixed		[***]	[***]
Total	$ [***]	$ [***]	[***]

    UPCHARGE RATE

Confidential Treatment Requested

Appendix A

Annie’s Percent of D2000 Billings Excluding CSM and Supples
Twelve Month Rolling Gross Billings	65% or Greater	50-65%	Under 50%

Up to $1-5 MM	[***],%	[***],%	[***]%
$1.5 MM to $2.0 MM	[***]%	[***]%	[***]%
Greater than $2.0 MM	[***]%	[***]%	[***]%

Confidential Treatment Requested

Appendix B

FACILITIES	PALLETS

505 Crossroads Parkway	[***]

Bolingbrook, IL

PERFORMANCE AND PRODUCTIVITY TARGETS

Task	Year 1		Year 2

	Guarantee	Target	Guarantee	Target

Partial Pallet Picking	[***] cs/hr	[***] cs/hr	[***] cs/hr	[***] cs/hr

Full Pallet Case Labeling	[***] cs/hr	[***] cs/hr	[***] cs/hr	[***] cs/hr

Rec/Load/Ship	[***] Pallets/Hr	[***] Pallets/Hr	[***] Pallets/Hr	[***] Pallets/Hr

Pallets Handled (Raymond)	[***] Pallets/hr	[***] Pallets/hr	[***] Pallets/hr	[***] Pallets/hr

Billing Rates in Appendix A have been set at the Guaranteed Rate. Actual Performance will be reviewed quarterly and if appropriate, billings will be adjusted up to the target rate prior to the allocation of any gain sharing.

Labor Rates	Year 1 Rate	Year 2 Rate

Rec/Ship/Load	$ [***]	$ [***]

Picking/Labeling	$ [***]	$ [***]

Raymond Operator	$ [***]	$ [***]

General Labor	$ [***]	$ [***]

Overtime Rate is equal to [***]% of Regular Hourly Rates as set forth above. All scheduled OT MUST be approved in advance by Customer.

QUARTERLY PALLET FORECAST

Quarter	Minimum Pallet Commitment	Quarterly Pallet Forecast	Max Pallet Level
1st Quarter Year 2	[***] Pallets	[***] Pallets	[***] Pallets

2nd Quarter	[***]	[***]	[***]

3rd Quarter	[***]	[***]	[***]

4th Quarter	[***]	[***]	[***]

Confidential Information Redacted	Confidential Treatment Requested

Confidential information redacted and filed separately with the Commission.

Omitted portions indicated by [***]

Amendment to Warehousing of Goods Agreement

  This Amendment (the “Amendment”) is made and entered into as of July 1, 2011 by and between Annie’s, Inc. (the “CUSTOMER”), and Distribution 2000, Inc. (“D2000”) (collectively the “PARTIES”) and amends, as set forth below, that certain Warehousing of Goods Agreement by and between the CUSTOMER and D2000 dated January 2, 2009, as amended as of January 23, 2009 (the “Agreement”).

  All capitalized terms used, but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

  WHEREAS, the CUSTOMER and D2000 desire to amend the Agreement as provided herein;

  NOW, THEREFORE, in consideration of the covenants and agreements herein contained, and for such other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the PARTIES hereto agree as follows:

1.        Appendix A is hereby deleted in its entirety and the attached new Appendix A is inserted in place thereof.

2.        Appendix B is hereby deleted in its entirety and the attached new Appendix B is inserted in place thereof.

The CUSTOMER and D2000 acknowledge, agree and confirm that the Agreement shall remain in full force in effect in accordance with its terms, except as specifically modified herein.

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal as of the date first above written.

CUSTOMER:

ANNIE’S, INC.		Distribution 2000, Inc.

By:	/s/ John Foraker	By:	/s/ Marc A. Risser
	John Foraker	Print Name: Marc A. Risser
	Chief Executive Officer	Print Title: President

Confidential Treatment Requested

Appendix A

Rate of Storage, Handling and Extra Services Charge

Description	Unit of Measure	Calculation/Explanation	Rate

In Charge	[***]	[***] [***]	$[***]

Out Charge	[***]	[***] [***]	$[***]

Partial Pallet Picking	[***]	[***]	$[***]

Facility Fixed Charge	[***]	[***]	$[***]

Other Fixed Charge	[***]	[***]

Customer Service Manager	[***]

Supplies	[***]

Additional Labor	[***]

Reports	[***]

Annual Physical Inventory	[***]

Description	Costs Included	Annual Costs
Facility Fixed Charge	Total Per Pallet	$ $	[***] [***]

Other Fixed Charge		Old Rate	New Rate	Allocation Method
	Material Handling Eq. Exp	$[***]	$[***]	[***]
	Warehouse Mgr Salary	[***]	[***]	[***]
	Warehouse Supr Salary	[***]	[***]	[***]
	Customer Service Staff	[***]	[***]	[***]
	Order Checker	[***]	[***]	[***]
	Receiver	[***]	[***]	[***]
	Cycle Counter	[***]	[***]	[***]
	Shipping Clerk	[***]	[***]	[***]
	Warehouse Order Clerk		[***]	[***]
	Utilities	[***]	[***]	[***]
	Misc. Maintenance Exp	[***]	[***]	[***]
	WMS Lic Costs/IT Exp	[***]	[***]	[***]
	Health Benefits – In/Out	[***]	[***]	[***]
	Health Benefits – Picking	[***]	[***]	[***]
	Health Benefits – Raymond	[***]	[***]	[***]
	Health Benefits – Other		[***]	[***]

	Total	$[***]	$[***]

Confidential Information Redacted	Confidential Treatment Requested

Appendix A

UPCHARGE RATE

Annie’s Percent of D2000 Billings Excluding CSM and Supples
Twelve Month Rolling Gross Billings	65% or Greater	50-65%	Under 50%
Up to $1.5 MM	[***]%	[***]%	[***]%
$1.5 MM to $2.0 MM	[***]%	[***]%	[***]%
Greater than $2.0 MM	[***]%	[***]%	[***]%

Confidential Information Redacted	Confidential Treatment Requested

Appendix B

FACILITIES	PALLETS

505 Crossroads Parkway Bolingbrook, IL	[***]

PERFORMANCE AND PRODUCTIVITY TARGETS

Task	Old Target	New Target

Partial Pallet Picking	[***] cs/hr	[***] cs/hr

Rec/Load/Ship	[***] Pallets/Hr	[***] Pallets/Hr

Pallets Handled (Raymond)	[***] Pallets/hr	[***] Pallets/hr

Labor Rates	Old Rate	New Rate

Rec/Ship/Load	$ [***]	$ [***]

Picking/Labeling	$ [***]	$ [***]

Raymond Operator	$ [***]	$ [***]

General Labor	$ [***]	$ [***]

Overtime Rate is equal to [***]% of Regular Hourly Rates as set forth above. All scheduled OT MUST be approved in advance by Customer.

QUARTERLY PALLET FORECAST

Quarter	Minimum Pallet Commitment		Quarterly Pallet Forecast		Max Pallet Level

1st Quarter Year 1	[***]	Pallets	[***]	Pallets	[***]	Pallets

2nd Quarter	[***]		[***]		[***]

3rd Quarter	[***]		[***]		[***]

4th Quarter	[***]		[***]		[***]

Confidential Information Redacted	Confidential Treatment Requested

10/7/11

VIA CERTIFIED MAIL

RETURN RECEIPT REQUESTED

Distribution 2000, Inc.

505 Crossroads Parkway, Suite A

Bolingbrook, IL 60440

Attn: Marc A. Risser, President

Re:	Notice of Non-Renewal: Warehousing of Goods Agreement dated January 2, 2009

Dear Marc:

Pursuant to the Warehousing of Goods Agreement (“Agreement”) dated January 2, 2009, as amended, between Annie’s, Inc. and Distribution 2000, Inc., after the initial three year term of the Agreement, it "shall thereafter renew automatically each year for a period of one (1) year unless either Party provides written notice of non-renewal to the other party at least ninety (90) days prior to the expiration of the then-current term." Whereas Annie’s, Inc. has also entered into a Warehousing of Goods Agreement dated September 30, 2011, and effective April 1, 2012, between Annie’s, Inc. and Distribution 2000, Inc., Annie’s, Inc. hereby provides notice of non-renewal of the Agreement upon expiration of its initial term on March 31, 2012.

Sincerely,

/s/ Larry Waldman
Larry Waldman
Senior Vice President – Supply Chain and Operations
Annie’s, Inc.

cc:	J. Foraker

K. Kennedy

Stephen L. Palmer, Esq. – K&L Gates LLP

Confidential Treatment Requested